UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21636

First Trust/abrdn Global Opportunity Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust/abrdn
Global Opportunity Income Fund (FAM)
(formerly known as First Trust/Aberdeen Global Opportunity Income Fund)
Annual Report
For the Year Ended
December 31, 2022

First Trust/abrdn Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or abrdn Inc. (“abrdn” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/abrdn Global Opportunity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objectives, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and abrdn are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust/abrdn Global Opportunity Income Fund (FAM)
Annual Letter from the Chairman and CEO
December 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust/abrdn Global Opportunity Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended December 31, 2022.
The past year was filled with challenges, several of which surely tested the resolve of even the most seasoned investors. The year began with the same headwinds that existed at the end of 2021, namely: stubbornly high inflation and rising interest rates. When Russia invaded Ukraine in late February 2022, we added war, geopolitical tension, and potential food and energy shortages to the list. Considering the bleak backdrop at the start of the year, it probably does not surprise you to read that with a total return of -18.11%, 2022 was the worst year for the S&P 500® Index since 2008. Even the bond market struggled to provide a haven to weary investors. The Bloomberg U.S. Aggregate Bond Index posted a total return of -13.01% for the year; its worst total return in 45 years.
A common topic of discussion in 2022 was whether central banks around the world had tightened monetary policy enough to quell inflation without causing excess damage to their economies. In the U.S., the Federal Reserve (the “Fed”) described this as a “soft landing,” stating it was their intent to keep the labor market strong but to increase interest rates enough to bring inflation down to 2.0%. True to their word, over the course of seven interest rate hikes, the Fed increased the Federal Funds target rate (upper bound) from 0.25% (where it stood in March 2022) to 4.50% as of December 2022. This is the highest the Federal Funds rate has been since 2008.
The economic impact of the Fed’s tighter monetary policy quickly became evident. Excluding the economic contraction from COVID-19 in 2020, the U.S. experienced its first decline in the gross domestic product (“GDP”) growth rate since March 2014. Data from the U.S. Bureau of Economic Analysis indicates that annualized real GDP growth rates over the first three quarters of 2022 were -1.6%, -0.6%, and 3.2%, respectively. Thankfully, inflation, as measured by the trailing 12-month rate on the Consumer Price Index (“CPI”), appears to be responding to the Fed’s tightening. After peaking at 9.1% in June 2022, the CPI rate fell to 6.5% at the end of December 2022. For comparative purposes, the CPI rate has averaged 2.5% over the past 30 years. Job creation has provided a respite from dreary economic data in recent months, but that could quickly change. Nearly 125,000 employees have lost their jobs since June 2022 as more than 120 U.S. companies announced layoffs, according to Forbes. The jury is still out on whether the Fed will be able to pull off a soft landing, but the job market will tell the tale, in my opinion.
Since 1928, the S&P 500® Index has only fallen for two consecutive years on four occasions: The Great Depression, World War II, the oil crisis of the 1970s and the burst of the dot-com bubble in the early 2000s. As we enter 2023, the U.S. economy has significant obstacles to overcome to avoid a recession and another negative year. We will be watching and reporting on what transpires.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust/abrdn Global Opportunity Income Fund (FAM)
“AT A GLANCE”
As of December 31, 2022 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FAM
Common Share Price	$6.00
Common Share Net Asset Value (“NAV”)	$6.68
Premium (Discount) to NAV	(10.18)%
Net Assets Applicable to Common Shares	$67,781,831
Current Monthly Distribution per Common Share(1)	$0.0450
Current Annualized Distribution per Common Share	$0.5400
Current Distribution Rate on Common Share Price(2)	9.00%
Current Distribution Rate on NAV(2)	8.08%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (11/23/04) to 12/31/22
Fund Performance(3)
NAV	-23.23%	-3.97%	-0.91%	3.71%
Market Value	-30.91%	-4.01%	-1.69%	2.84%
Index Performance
Blended Index(4)	-15.85%	-2.27%	-0.57%	3.13%
Bloomberg Global Emerging Markets Index	-16.60%	-1.09%	1.26%	4.95%
Bloomberg Global Aggregate Index	-16.25%	-1.65%	-0.44%	1.96%
Fund Allocation	% of Net Assets
Foreign Sovereign Bonds and Notes	76.5%
Foreign Corporate Bonds and Notes	28.3
U.S. Government Bonds and Notes	27.6
Corporate Bonds and Notes	0.7
Outstanding Loans	(44.2)
Net Other Assets and Liabilities(5)	11.1
Total	100.0%
(1)	Most recent distribution paid through December 31, 2022. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of December 31, 2022. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Blended Index consists of the following: FTSE World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%). The Blended Index returns are calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced to a 40.0%, 30.0%, and 30.0% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.
(5)	Includes forward foreign currency contracts.

First Trust/abrdn Global Opportunity Income Fund (FAM)
“AT A GLANCE” (Continued)
As of December 31, 2022 (Unaudited)
Credit Quality(6)	% of Total Investments
AAA	27.5%
AA	6.0
A+	1.8
A	3.7
A-	3.4
BBB+	8.8
BBB	5.6
BBB-	3.0
BB+	2.6
BB	11.3
BB-	7.7
B+	4.8
B	1.8
B-	3.0
CCC+	3.9
CCC-	0.1
CC	0.5
C	0.4
Not Rated	4.1
Total	100.0%

Top 10 Countries(7)	% of Total Investments
United States	21.2%
Mexico	7.6
Brazil	7.1
South Africa	5.3
Australia	4.2
Germany	3.7
Poland	3.7
Oman	3.2
Japan	3.1
Malaysia	3.0
Total	62.1%
Industry Classification	% of Total Investments
Sovereigns	78.2%
Banks	4.8
Integrated Oils	3.8
Utilities	2.3
Exploration & Production	2.2
Refining & Marketing	1.3
Financial Services	0.9
Industrial Other	0.8
Wireless Telecommunication Services	0.7
Metals & Mining	0.5
Transportation & Logistics	0.5
Power Generation	0.5
Food & Beverage	0.5
Chemicals	0.5
Government Development Banks	0.4
Oil & Gas Services & Equipment	0.4
Software & Services	0.4
Life Insurance	0.4
Wireline Telecommunications Services	0.3
Real Estate	0.3
Retail - Consumer Staples	0.2
Railroad	0.1
Total	100.0%

Top Ten Holdings	% of Total Investments
United States Treasury Note, 2.38%, 5/15/29	15.1%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/29	4.7
Treasury Corp. of Victoria, 1.50%, 11/20/30	4.2
United States Treasury Note, 2.75%, 7/31/27	4.0
Republic of Poland Government Bond, 1.75%, 4/25/32	3.7
Republic of South Africa Government Bond, 9.00%, 1/31/40	3.6
Mexican Bonos, 5.75%, 3/05/26	3.2
Japan Government Two Year Bond, 0.01%, 2/01/24	3.1
Malaysia Government Bond, 3.89%, 3/15/27	3.0
Indonesia Treasury Bond, 8.38%, 3/15/34	2.1
Total	46.7%

(6)	The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(7)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by abrdn Inc., the sub-advisor.

Portfolio Commentary
First Trust/abrdn Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust/abrdn Global Opportunity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
abrdn Inc. (“abrdn” or the “Sub-Advisor”), a Securities and Exchange Commission registered investment advisor, is an indirect wholly-owned subsidiary of abrdn plc. abrdn plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
Portfolio Management Team
Investment decisions for the Fund are made by abrdn using a team approach and not by any one individual. By making team decisions, abrdn seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. abrdn does not employ separate research analysts. Instead, abrdn’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which abrdn invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.
James Athey
Investment Director, Rates Management
Brett Diment
Head of Global Emerging Market Debt
Kevin Daly
Investment Director, Emerging Market Debt
Edwin Gutierrez
Head of Emerging Market Sovereign Debt
Max Wolman
Investment Director, Emerging Market Debt
Patrick O’Donnell
Investment Director, Rates Management

Portfolio Commentary (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2022 (Unaudited)
Commentary
First Trust/abrdn Global Opportunity Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Fund Recap
The Fund had a net asset value (“NAV”) total return(1) of -23.23% and a market value total return of -30.91% for the 12-month period ended December 31, 2022, compared to the Blended Index(2) total return of -15.85% over the same period. In addition to this Blended Index, the Fund currently uses other indexes for comparative purposes. The total returns for the 12-month period ended December 31, 2022 for these indexes were as follows: the Bloomberg Global Emerging Markets Index was -16.60% and the Bloomberg Global Aggregate Index was -16.25%. The use of forwards had a de minimis impact on Fund performance.
An important factor impacting the return of the Fund relative to its Blended Index was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Common Share market value total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Bloomberg Global Emerging Markets Index, the Bloomberg Global Aggregate Index and the components of the Blended Index are not leveraged. Leverage had a negative impact on the performance of the Fund over the reporting period.
Performance
		Average Annual Total Returns
	1 Year Ended 12/31/22	5 Years Ended 12/31/22	10 Years Ended 12/31/22	Inception (11/23/04) to 12/31/22
Fund Performance(1)
NAV	-23.23%	-3.97%	-0.91%	3.71%
Market Value	-30.91%	-4.01%	-1.69%	2.84%
Index Performance
Blended Index(2)	-15.85%	-2.27%	-0.57%	3.13%
Bloomberg Global Emerging Markets Index	-16.60%	-1.09%	1.26%	4.95%
Bloomberg Global Aggregate Index	-16.25%	-1.65%	-0.44%	1.96%

(1)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.
(2)	Blended Index consists of the following: FTSE World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index – Global Diversified (30.0%); JPMorgan Global Bond Index – Emerging Markets Diversified (30.0%). The Blended Index returns are calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced to a 40.0%, 30.0%, and 30.0% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performances for the Blended Index for each period shown above.

Portfolio Commentary (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2022 (Unaudited)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Emerging Market Fixed Commentary
Market Recap
Emerging markets (“EMs”) witnessed one of their worst years on record in 2022 primarily due to rising inflation causing central banks from around the world to aggressively hike interest rates; the war in Ukraine; and China’s zero COVID-19 policy (impacting the global supply chain). All of these factors led to severe stress in a number of EM markets such as the Chinese real estate bond market. This market suffered from a raft of defaults as numerous companies were unable to refinance their upcoming maturities due to a drastic slowdown in house purchases, year-over-year sales were down 30%, and investors were unwilling to rollover existing bonds.
The war in Ukraine led to a spiraling effect on energy prices with natural gas prices shooting upwards as the West imposed sanctions on Russian exports of energy products. This resulted in dramatically higher inflation, particularly in the Eastern European countries such as Poland, Hungary and Romania which depend heavily on importing gas from Russia. The central banks from around the world had to aggressively tighten monetary policy to counteract the rising prices and prevent inflation from spiraling out of control. This led to a huge rise in yields in domestic markets and weakness in EM currencies. One region which escaped some of the selloff was Latin America, in particular Brazil and Mexico, whose currencies remained fairly stable versus the U.S. Dollar over the 12-month period ended December 31, 2022, and bond yields didn’t rise as much as many others. This was partly due to both countries being less dependent on energy imports and the central banks from both countries having started their hiking cycle before many other countries.
Much higher yields in developed markets due to both the Federal Reserve (the “Fed”) and the European Central Bank’s (“ECB”) interest rate hiking policy rates had a negative impact on EM high yield sovereigns resulting in a number of frontier names trading at very distressed levels such as Pakistan, Tunisia, Kenya, Nigeria and Egypt. So far, the aforementioned countries have avoided defaulting on their Eurobonds, however the likes of Sri Lanka, Ghana, Russia, Belarus and Ukraine had all defaulted in 2022.
The last three names defaulted due to a very specific reason, namely the war in Ukraine which resulted in sanctions by the West preventing both the Russian sovereign and corporates from making their coupon and principal payments. This also applied to Belarus government bonds. Ukraine requested a two-year repayment moratorium and a two-year maturity extension due to the unprecedented impact the war was having on the country’s budget.
Performance Analysis
The 12-month period ended December 31, 2022 was a difficult year for both the Fund and the Blended Index, although the first half of 2022 was significantly worse than the second half of the year. This was due to the war in Ukraine, which commenced towards the end of February 2022, and the subsequent spike in energy prices which followed shortly afterwards. This resulted in central banks around the world having to aggressively tighten monetary policy resulting in yields cascading higher. The yield on the 10-year U.S. Treasury started 2022 at 1.6% but by the midpoint of the year was at 3%, a rise of 1.4% in yields, while the second half of 2022 saw a more subdued rise in U.S. Treasury yields. The 10-year U.S. Treasury yield went from 3% at the midpoint of the year to end the year at

Portfolio Commentary (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2022 (Unaudited)
3.6%, a rise of around 0.6% in yields. The smaller rise in yields allowed some of the high yielding markets to recover after the disastrous start to the year. For example, Argentina was down 30% in first half of 2022 but returned a positive 20.6% in the second half of the year. Other countries that witnessed a similar scenario include Angola, Egypt, Ivory Coast, El Salvador, Honduras and Dominican Republic. Investment grade credits fared less well in the second half of the year than the high yield credits as their performance is more driven by Treasury returns which continued to be negative for the second half of 2022. Examples include Chile which lost 18.5% in first half 2022 but only returned 0.03% in the second half of the year. This return profile was similar for other investment grade credits such as Qatar, Uruguay, Saudi Arabia and the United Arab Emirates.
Overall, the EM debt portion of the Fund outperformed the EM debt portion of its Blended Index by around 1.6%. The outperformance came in the second half of the year as the Fund was down around 0.66% against the EM debt portion of the Blended Index for the first half of 2022. Returns for the portfolio, excluding leverage, were -15.2% compared to the EM debt portion of the Blended Index of -16.8% for the year. The second half of the year was particularly strong for the Fund as it was able to sell its holdings in the Russian local bonds at 27 Russian Rubles (“RUB”) per bond while they were being marked at 1.5 RUB on the portfolio. Other areas of strong performance came from avoiding some of the very weak performing stories in the first half of the year, such as the Hungarian and Polish local markets, only to add them to the portfolio in the final quarter of the year when they were some of the best performing bonds in the market. Brazil was also a positive contributor to the Fund’s performance, in particular in the first half of the year due to the strong rally in the Brazilian local bonds driven by declining inflation. Off benchmark exposure to Indonesian local markets also was positive as the country is an oil exporter so it benefitted from high energy prices while inflation remained under control limiting the rise in domestic bond yields. An overweight in very short-dated Iraq bonds was a plus for performance as higher global interest rates had no impact on the bonds while high crude oil prices meant the government has ample reserves to repay the bonds. Short duration positions in Saudi Arabian bonds also aided performance. The Fund lost out being overweight in both Belarus and Ukraine as investors off loaded their Belarussian bonds due to sanctions risk and Ukraine had to restructure their government bonds. Off benchmark positions in some of the Ukrainian corporates did help to limit the negative impact as these bonds outperformed the sovereign bonds. The overweight in Ghana detracted from performance as the government defaulted on its external debt in the fourth quarter of 2022. Colombia was a disappointing performer for the Fund in the second half of the year, as the Fund added to the local bonds with the belief that inflation was near to peaking and the central bank would look to stop hiking domestic interest rates. Unfortunately, this wasn’t the case and inflation continued to rise driven by strong levels of imports while the currency sold off.
The use of leverage detracted from performance during the 12-month period ended December 31, 2022 as the markets were negative for the period. The cost of the leverage also rose throughout the period as it is linked to short-dated U.S. interest rates which increased through the same period.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began the period at $0.0750 per share and ended at $0.0450 per share. At the $0.0450 per share monthly distribution rate, the annualized distribution rate at December 31, 2022 was 8.08% at NAV and 9.00% at market price. For the 12-month period ended December 31, 2022, 100.00% of the distributions were characterized as return of capital. The final determination of the source and tax status of all 2022 distributions will be made after the end of 2022 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market and Fund Outlook
The beginning of 2023 has shown some tentative signs of a more positive outlook than 2022, namely due to the likelihood, in our view, that inflation has now peaked in both developed market and EM countries allowing central banks to stop their aggressive hiking cycle. We believe this should result in investors’ confidence growing and them being more willing to increase their level of risk, i.e., adding back their exposure to EM markets. China’s removal of its zero COVID-19 policy should result in an improvement in the global supply chain which should not only help to further reduce inflation levels but also help stimulate numerous economies around the world. The dreaded recession that many were predicting for 2023 might not materialize or be a mild one at worst, in our opinion. We believe this should bode well for the majority of high-yield EM sovereign bonds and be supportive for a number of EM currencies as growth differentials between EM and developed market economies start to increase again.

Portfolio Commentary (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2022 (Unaudited)
Developed Market Commentary
Market Recap
The year 2022 was as painful a year for global investors as any in living memory. Annual losses in equity markets are fairly rare; annual losses in the treasury market even more so. To sustain significant losses in both markets in the same calendar year has been unheard of in over a generation. Such is the damage which can be wrought by an inflationary episode. A stark reminder of why our central banks had increasingly been tasked with preventing such outcomes over the last 30 years. Indeed, an outcome which should raise significant questions as to the wisdom of the monetary experiment which has characterised the post-global financial crisis orthodoxy, in our opinion.
When risk and safety are being simultaneously punished by febrile markets there are very few places to hide. Assets considered “inflation hedges” from gold to treasury inflation-protected securities, to Bitcoin all suffered nominal losses over the 12-month period ended December 31, 2022. As unfashionable as it is to say – at times like these cash seems to be king. At the top of that pile globally was most assuredly the U.S. Dollar cash. For most of the year the U.S. Dollar was the haven of choice. By late September 2022, the broad dollar index, or “DXY”, had risen by just shy of 20% on the year, capping a rise of nearly 30% from its 2021 bottom. From there the U.S. Dollar gave back a significant portion of its gains in the final few months. The Fed’s journey from uber-dove to uber-hawk had been one of the biggest drivers of dollar strength – both directly, via improving rate differentials and indirectly via the effect such hawkishness was having on risk appetite resulting in a flight-to-quality. By the fourth quarter of 2022 it had become evident that the Fed was beginning to slow the pace of interest rate hikes and indeed the inflation data was quiescent enough to permit such a downshift. This gave risk assets a renewed vigor and that proved to be a double whammy for the U.S. Dollar. By the end of 2022, its annual gain had been trimmed all the way back to a mere 8%.
Treasury yields of course followed a somewhat similar path. High and rising inflation, wages and inflation expectations combined with tight labor markets created a potentially pernicious combination precipitating a Fed response. And respond they did. At the end of 2021, the Fed had been guiding investors to expect the Federal Funds target rate to rise to possibly around 1.0% by year-end 2022. By the summer of 2022, the Fed was hiking interest rates by 75 basis points (“bps”) at individual meetings. The speed with which the Fed went through the gears was unparalleled since the times of former Fed Chairman Paul Volcker. Yields responded like a branded stallion. The 10-year yield had started 2022 at 1.5% and by October 2022 it had touched 4.35%, while the 2-year yield’s journey was even more dramatic rising from 0.7% to 4.8% over the same period. The resultant change in yield curve shape from positively sloped to significantly inverted is highly suggestive of a coming recession as investors wager that the economy will not be able to cope with such an extent of monetary tightening.
Similar patterns and dynamics played out across most of the world. As is often the case the ECB’s decision-making seemed to be conflicted. By year-end, inflation in Spain was around 6.0%, in Italy it was above 12% and in Estonia it was over 20%. The ECB must find a monetary setting to please all three. Of course, the result was a much less convincing and much less consistent policy evolution as hawks and doves played out the intellectual battle in public. Increasingly, however, the hawks were winning the debate and thus it was that by summer the ECB was matching the Fed in hiking rates by 75 bps in a single step. The history books are still being written on how well the Eurozone and Eurozone bond markets will handle this new-found inflation-fighting zeal. The direction of travel was much the same, however. Having started the year with a yield of -0.17%, the German 10-year benchmark bond finished the year with a yield of 2.57% - a stunning rise. Things were even more dramatic for the heavily indebted Italy. Their benchmark yield rose by a further 80 bps relative to the German equivalent. Whether yields of 5% or more are affordable for a country with a debt to gross domestic product ratio approaching 160% remains to be seen.
The United Kingdom’s (“U.K.”) journey was broadly similar with respect to inflation and central bank policy evolution – however it was politics which became the main story in the U.K. By year’s end, the U.K. had seen four different people in the role of Chancellor of the Exchequer and had seen a Prime Minister come and go in the space of 45 days. Prime Minster Boris Johnson was eventually forced into resignation by his own side as a result of repeated scandal and misadventure. The battle to replace him led to some typically nasty infighting among Tories with seemingly very different views of what was required to move the country forward. The parliamentary Conservative Party overwhelmingly favored former Chancellor Rishi Sunak as the new Prime Minister, however party rules state that the final two candidates must go to a vote of party members and party members instead favored the less-well-known, and relative political lightweight, Liz Truss. That decision turned out to be disastrous. Prime Minister Truss and her close friend and ally Chancellor Kwasi Kwarteng set about constructing a fiscal expansion. For a Conservative Prime Minister to do so would be considered unorthodox at any time. To do so when the U.K. was facing double digit inflation and the likelihood of tighter monetary policy was ill-advised, to say the least. The end of September 2022 saw the near collapse of U.K. markets. Gilt yields spiked dramatically while the currency plunged to a 40 year low versus the U.S. Dollar. Subsequent attempts to row back on aspects of their expansionary policy prescription fell on deaf ears and within a month the Prime Minister had stepped aside. The party rallied around Rishi Sunak who was quickly installed as Prime Minister bringing with him the fiscal conservatism which he had promised in his prior

Portfolio Commentary (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2022 (Unaudited)
leadership campaign. It is not clear how much long-term damage has been done to the reputation of U.K. institutions but thankfully the damage to both gilt markets and sterling subsided – with the help of a temporary bond-buying program from the Bank of England. The 30-year Gilt yield moved from around 1.15% to 4% over the course of the year. Over the course of six days in late September 2022 that yield went from 3.5% to over 5%. It then fell by over 115 bps on a single day as the Bank of England announced its intervention. It should be noted that while the actions of the new government of the time was the proximate cause of such volatility, it was hidden leverage in the system which once again was guilty of exacerbating the moves. Years of near zero rates had forced conservative U.K. pension funds to take on leverage via interest rate swaps in order to achieve their desired returns. It was the implosion of that leverage which resulted in forced selling in a self-fulfilling doom loop during the zenith of the gilt volatility. Once again these are lessons which policymakers should have learned long ago.
For much of the year there was very few exceptions to the global monetary tightening frenzy. The People’s Bank of China was certainly one exception as they attempted to deal with the aftermath of the government’s crackdown on property speculation. The other was the Bank of Japan (“BoJ”). For 30 years now the BoJ has been unsuccessfully attempting to generate higher inflation after the collapse of their own property bubble in the early 1990s. Current BoJ Governor Haruhiko Kuroda had a steady and staid hand through the first half of the year which saw the Japanese Government Bond yields unmoved as global yields, particularly in the U.S., rocketed higher. This dramatic widening of the rate differential between the two markets created a self-fulfilling prophecy for the Japanese Yen. Higher U.S. short-dated yields improved the carry advantage of the U.S. Dollar relative to the Yen, but it also increased the hedge cost for Japanese investors who own U.S. treasuries. Many of these investors sold such securities which further increased the yield and yield advantage of U.S. treasuries. This created a significant weakening pressure on the Yen with the U.S. Dollar/Japanese Yen exchange rate moving from 115 at the start of the year to over 150 by October 2022 – a Yen decline of over 32%. Furthermore, because the Japanese inflation rate remained lower than the U.S. equivalent, this meant an even bigger depreciation in real terms. While this could be seen as a boon to Japanese exporters, the reality is that it was increasingly a crushing blow to Japanese consumers and domestic businesses which were being forced to consume ever more expensive imported energy. It also had the effect of further increasing both headline and core rates of inflation. Both dynamics which increased the pressure on the BoJ to adjust their policy stance. Most commentators expected current Governor Kuroda to see out his term to April 2023. However, in a move which shocked many, the BoJ adjusted its yield-curve-control target for the 10-year JGB from 0.25% to 0.5% at their meeting of December 20, 2022. A highly unusual step given the illiquidity of that time of year. The combination of moderating U.S. inflationary pressures, moderating Fed hawkishness and subsequently a hawkish shift in Japanese monetary policy was a dramatic confluence for the Yen which rallied by nearly 14% versus the U.S. Dollar between late October 2022 and year end.
Performance Analysis
In absolute terms, the 12-month period ended December 31, 2022, was obviously a very negative year for bonds across the entire spectrum resulting in nominal losses almost without exception. From a relative standpoint, the Government portion of the Fund returned -17.47% versus the FTSE World Government Bond Index return for the year of -18.32%, an outperformance of 0.85% or 85 bps.
The selloff in bonds was a truly global affair and, as such, all bond holdings were a drag on the Fund’s performance. Those effects were most significant in markets where the Fund held its most significant duration exposures namely Germany, the U.S., the U.K. and Australia. Commensurately, there were relative performance gains from markets with the most significant underweights or zero holdings such as France, Italy and Spain. The majority of the period was characterized by U.S. Dollar strength and relative underweights in non-U.S. Dollar currencies which were a performance boost over the course of the year. The significant underweight to the Euro was the most significant of these.
Market and Fund Outlook
The base case for 2023 is disinflation and recession. While there has been evidence of second round effects in inflation, we believe it is still abundantly the case that the cost-push nature of the inflation shock and the decline in real wages which has resulted still suggest a passing shock rather than a semi-permanent shift in price setting behavior. The base-effects coming from prior highs in key commodity prices are highly disinflationary in the first half of 2023 and the accumulated effects of central bank tightening in 2022 are only just being felt, in our view. In our opinion, this outlook suggests a much more supportive environment for fixed income. We believe that the chances of, and depths of, a U.S. recession are being underestimated by markets. Commensurately we think the chances of Fed easing in the coming year are also underpriced. Risks remain, however. One of the biggest risks to this view comes from China where their rapid abandonment of zero COVID-19 policy and increasing support for the economy have the potential to create a global re-inflation force largely via commodity prices.
In order for our recession call to be correct, we need to see further deterioration in labor markets and therein lies another risk. Dynamics in labor markets post-pandemic have been highly abnormal. Labor hoarding and the insensitivity of jobs growth to

Portfolio Commentary (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2022 (Unaudited)
declining economic growth, along with the as yet unexplained drop in labor force participation are all open questions which could affect labor market dynamics going forward.
Our strategy remains one of cautious bullishness with respect to duration – particularly in the higher yielding markets which have been more advanced in their monetary tightening process.
How well the Eurozone economies and bond markets cope with a level of monetary tightening not seen since the advent of the monetary union is another open question. Our long-standing secular bearishness with respect to that region leads us to err on the side of caution and as such we will likely remain underweight the more indebted credits of the region.

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments
December 31, 2022
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) – 76.5%
	Argentina – 1.7%
383,926	Argentine Republic Government International Bond (USD)	1.00%	07/09/29	$102,876
385,881	Argentine Republic Government International Bond (USD) (b)	0.50%	07/09/30	105,033
2,949,672	Argentine Republic Government International Bond (USD) (b)	1.50%	07/09/35	755,545
543,200	Argentine Republic Government International Bond (USD) (b)	3.88%	01/09/38	173,190
				1,136,644
	Australia – 5.6%
7,000,000	Treasury Corp. of Victoria (AUD)	1.50%	11/20/30	3,799,324
	Bahrain – 1.5%
700,000	Bahrain Government International Bond (USD) (c)	4.25%	01/25/28	643,495
510,000	Bahrain Government International Bond (USD) (d)	6.25%	01/25/51	404,375
				1,047,870
	Brazil – 7.5%
5,079,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/27	890,591
24,870,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	4,229,890
				5,120,481
	Canada – 2.5%
2,247,000	Canadian Government Bond (CAD)	8.00%	06/01/23	1,682,429
	Colombia – 1.4%
5,213,000,000	Colombia Government International Bond (COP)	9.85%	06/28/27	952,280
	Dominican Republic – 1.6%
31,450,000	Dominican Republic International Bond (DOP) (d)	9.75%	06/05/26	536,829
359,000	Dominican Republic International Bond (USD) (c)	5.50%	02/22/29	331,666
340,000	Dominican Republic International Bond (USD) (d)	5.88%	01/30/60	250,670
				1,119,165
	Egypt – 2.1%
1,223,000	Egypt Government International Bond (USD) (c)	8.50%	01/31/47	818,977
928,000	Egypt Government International Bond (USD) (d)	7.90%	02/21/48	589,753
				1,408,730
	Georgia – 1.0%
758,000	Georgia Government International Bond (USD) (c)	2.75%	04/22/26	688,731
	Germany – 5.0%
1,762,600	Bundesrepublik Deutschland Bundesanleihe (EUR) (d)	1.70%	08/15/32	1,759,473
2,873,100	Bundesrepublik Deutschland Bundesanleihe (EUR) (d)	(e)	08/15/50	1,610,562
				3,370,035
	Ghana – 0.4%
662,000	Ghana Government International Bond (USD) (c)	7.63%	05/16/29	249,971
	Hungary – 0.8%
269,970,000	Hungary Government Bond (HUF)	3.00%	10/27/27	526,156
	Indonesia – 2.8%
27,094,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	1,907,831
	Iraq – 2.2%
1,300,000	Iraq International Bond (USD) (d)	6.75%	03/09/23	1,286,160
See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2022
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Iraq (Continued)
240,625	Iraq International Bond (USD) (d)	5.80%	01/15/28	$222,411
				1,508,571
	Ivory Coast – 1.0%
919,000	Ivory Coast Government International Bond (EUR) (d)	6.63%	03/22/48	698,025
	Japan – 4.1%
361,400,000	Japan Government Two Year Bond (JPY)	0.01%	02/01/24	2,753,992
	Malaysia – 4.0%
11,800,000	Malaysia Government Bond (MYR)	3.89%	03/15/27	2,683,012
	Mexico – 6.8%
20,000,000	Mexican Bonos (MXN)	10.00%	12/05/24	1,029,534
61,423,900	Mexican Bonos (MXN)	5.75%	03/05/26	2,855,144
16,011,700	Mexican Bonos (MXN)	7.75%	11/13/42	717,780
				4,602,458
	Morocco – 0.9%
665,000	Morocco Government International Bond (USD) (d)	2.38%	12/15/27	581,063
	New Zealand – 1.6%
2,337,000	New Zealand Government Bond (NZD)	2.75%	05/15/51	1,065,281
	Nigeria – 0.2%
200,000	Nigeria Government International Bond (USD) (c)	7.63%	11/28/47	129,527
	Oman – 2.7%
1,900,000	Oman Government International Bond (USD) (c)	7.00%	01/25/51	1,843,414
	Pakistan – 0.3%
611,000	Pakistan Government International Bond (USD) (d)	7.38%	04/08/31	219,960
	Peru – 2.1%
5,976,000	Peruvian Government International Bond (PEN) (d)	6.90%	08/12/37	1,409,388
	Poland – 4.9%
22,337,000	Republic of Poland Government Bond (PLN)	1.75%	04/25/32	3,351,557
	Qatar – 2.3%
1,733,000	Qatar Government International Bond (USD) (d)	4.40%	04/16/50	1,590,464
	Rwanda – 0.6%
532,000	Rwanda International Government Bond (USD) (c)	5.50%	08/09/31	407,980
	Saudi Arabia – 1.5%
1,045,000	Saudi Government International Bond (USD) (c)	4.38%	04/16/29	1,034,109
	South Africa – 4.8%
67,727,100	Republic of South Africa Government Bond (ZAR)	9.00%	01/31/40	3,226,865
	Turkey – 0.9%
566,000	Turkey Government International Bond (USD)	9.88%	01/15/28	588,278
	Uruguay – 0.9%
24,215,557	Uruguay Government International Bond (UYU)	4.38%	12/15/28	632,406

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2022
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Uzbekistan – 0.8%
623,000	Republic of Uzbekistan International Bond (USD) (c)	3.70%	11/25/30	$522,939
	Total Foreign Sovereign Bonds and Notes			51,858,936
	(Cost $61,900,575)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) – 28.3%
	Barbados – 0.5%
337,000	Sagicor Financial Co., Ltd. (USD) (c)	5.30%	05/13/28	316,197
	Brazil – 1.9%
440,000	Banco do Brasil S.A. (USD) (d) (g)	6.25%	(h)	396,147
228,000	BRF S.A. (USD) (c)	5.75%	09/21/50	163,098
398,830	Guara Norte Sarl (USD) (c)	5.20%	06/15/34	338,038
500,000	Itau Unibanco Holding S.A. (USD) (d) (g)	4.63%	(h)	399,182
1,550,000	OAS Finance Ltd. (USD) (g) (i) (j) (k)	8.88%	(h)	11,625
460,000	OAS Investments GmbH (USD) (i) (j) (k)	8.25%	10/19/19	3,450
				1,311,540
	Chile – 0.6%
468,000	Empresa Nacional del Petroleo (USD) (c)	3.45%	09/16/31	395,196
	China – 1.6%
404,000	Country Garden Holdings Co., Ltd. (USD) (d)	7.25%	04/08/26	257,898
888,000	Huarong Finance II Co., Ltd. (USD) (d)	5.50%	01/16/25	842,548
				1,100,446
	Colombia – 1.4%
831,000	Ecopetrol S.A. (USD)	5.38%	06/26/26	785,586
200,000	Empresas Publicas de Medellin ESP (USD) (d)	4.38%	02/15/31	155,754
				941,340
	Dominican Republic – 0.6%
491,000	AES Andres BV (USD) (c)	5.70%	05/04/28	426,443
	Ecuador – 0.7%
473,338	International Airport Finance S.A. (USD) (c)	12.00%	03/15/33	466,238
	Georgia – 0.8%
540,000	Bank of Georgia JSC (USD) (c)	6.00%	07/26/23	542,589
	Ghana – 0.8%
900,000	Tullow Oil PLC (USD) (d)	7.00%	03/01/25	544,587
	India – 2.8%
475,000	Adani Green Energy UP Ltd. / Prayatna Developers Pvt. Ltd. / Parampujya Solar Energy (USD) (c)	6.25%	12/10/24	464,075
120,000,000	HDFC Bank Ltd. (INR) (d)	8.10%	03/22/25	1,438,848
				1,902,923
	Israel – 0.7%
480,000	Energean Israel Finance Ltd. (USD) (c) (d)	4.88%	03/30/26	445,536
	Kazakhstan – 0.9%
806,000	KazMunayGas National Co. JSC (USD) (d)	5.75%	04/19/47	628,438
	Mexico – 3.4%
400,000	BBVA Bancomer S.A. (USD) (d) (g)	5.13%	01/18/33	359,730
See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2022
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) (Continued)
	Mexico (Continued)
237,000	Braskem Idesa S.A.P.I. (USD) (c)	6.99%	02/20/32	$169,624
22,160,000	Petroleos Mexicanos (MXN) (d)	7.19%	09/12/24	1,054,751
570,000	Petroleos Mexicanos (USD)	7.69%	01/23/50	395,684
350,000	Sixsigma Networks Mexico SA de CV (USD) (c)	7.50%	05/02/25	319,228
				2,299,017
	Nigeria – 2.0%
526,000	Access Bank PLC (USD) (c)	6.13%	09/21/26	409,754
464,000	BOI Finance BV (EUR) (c)	7.50%	02/16/27	401,126
270,000	IHS Netherlands Holdco BV (USD) (c)	8.00%	09/18/27	239,015
400,000	SEPLAT Energy PLC (USD) (c)	7.75%	04/01/26	322,008
				1,371,903
	Oman – 1.5%
400,000	Oryx Funding Ltd. (USD) (c)	5.80%	02/03/31	382,618
652,000	Oztel Holdings SPC Ltd. (USD) (c)	6.63%	04/24/28	656,213
				1,038,831
	Peru – 0.5%
522,000	Petroleos del Peru S.A. (USD) (c)	5.63%	06/19/47	342,341
	Russia – 0.1%
500,000	Sovcombank Via SovCom Capital DAC (USD) (g) (i)	7.75%	(h)	44,191
	Saudi Arabia – 0.9%
400,000	Saudi Arabian Oil Co. (USD) (d)	2.88%	04/16/24	388,255
234,000	Saudi Arabian Oil Co. (USD) (c)	4.25%	04/16/39	209,981
				598,236
	Singapore – 0.7%
520,000	Puma International Financing S.A. (USD) (d)	5.00%	01/24/26	455,037
	South Africa – 2.3%
530,000	Eskom Holdings SOC Ltd. (USD) (d)	7.13%	02/11/25	483,943
43,650,000	Eskom Holdings SOC Ltd. (ZAR)	(e)	12/31/32	533,061
400,000	Liquid Telecommunications Financing PLC (USD) (c)	5.50%	09/04/26	291,376
300,000	Sasol Financing USA LLC (USD)	6.50%	09/27/28	273,028
				1,581,408
	Tanzania – 0.6%
452,000	HTA Group Ltd. (USD) (c)	7.00%	12/18/25	420,360
	Trinidad And Tobago – 1.0%
632,000	Heritage Petroleum Co., Ltd. (USD) (c)	9.00%	08/12/29	659,176
	Turkey – 0.3%
240,000	Akbank TAS (USD) (d) (g)	6.80%	04/27/28	229,469
	Ukraine – 1.0%
467,000	Kernel Holding S.A. (USD) (c)	6.75%	10/27/27	200,607
567,000	MHP Lux S.A. (USD) (d)	6.95%	04/03/26	280,650
453,000	NPC Ukrenergo (USD) (c)	6.88%	11/09/28	82,118
460,000	Ukraine Railways Via Rail Capital Markets PLC (USD) (d)	8.25%	07/09/24	92,000
				655,375

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2022
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) (Continued)
	Zambia – 0.7%
490,000	First Quantum Minerals Ltd. (USD) (d)	7.50%	04/01/25	$477,946
	Total Foreign Corporate Bonds and Notes			19,194,763
	(Cost $24,678,417)
CORPORATE BONDS AND NOTES (a) (f) – 0.7%
	United States – 0.7%
24,587,000	JPMorgan Chase Bank, N.A. (UAH) (c)	11.67%	11/27/23	472,669
	(Cost $932,662)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES (a) – 27.6%
$3,850,000	United States Treasury Note	2.75%	07/31/27	3,643,062
14,946,700	United States Treasury Note	2.38%	05/15/29	13,590,988
2,038,500	United States Treasury Note	2.38%	05/15/51	1,463,221
	Total U.S. Government Bonds and Notes			18,697,271
	(Cost $20,752,118)
Total Investments – 133.1%	90,223,639
(Cost $108,263,772)
Outstanding Loans – (44.2)%	(29,971,193)
Net Other Assets and Liabilities – 11.1%	7,529,385
Net Assets – 100.0%	$67,781,831

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 12/31/2022	Sale Value as of 12/31/2022	Unrealized Appreciation/ (Depreciation)
01/19/23	CIT	GBP	1,519,000	USD	1,688,309	$ 1,837,419	$ 1,688,309	$ 149,110
01/19/23	DB	JPY	274,734,000	USD	1,909,937	2,099,017	1,909,937	189,080
02/23/23	DB	USD	1,707,811	BRL	8,460,000	1,707,811	1,687,512	20,299
01/19/23	CIT	USD	4,340,132	AUD	6,875,000	4,340,132	4,684,829	(344,697)
01/19/23	CIT	USD	4,570,102	CAD	6,296,000	4,570,102	4,650,372	(80,270)
01/19/23	GS	USD	900,664	EUR	913,510	900,664	979,242	(78,578)
01/19/23	GS	USD	368,005	GBP	318,574	368,005	385,355	(17,350)
01/19/23	CIT	USD	1,048,895	NZD	1,865,000	1,048,895	1,184,449	(135,554)
01/19/23	DB	USD	1,618,228	PLN	8,230,000	1,618,228	1,875,198	(256,970)
01/19/23	DB	USD	1,262,914	ZAR	23,037,000	1,262,914	1,353,322	(90,408)
Net Unrealized Appreciation / (Depreciation)								$(645,338)

Counterparty Abbreviations
CIT	Citibank, NA
DB	Deutsche Bank
GS	Goldman Sachs
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
See Note 2F – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.
See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2022
(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at December 31, 2022.
(c)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by abrdn Inc., the Fund’s sub-advisor (“abrdn” or the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At December 31, 2022, securities noted as such amounted to $15,806,433 or 23.3% of net assets.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(e)	Zero coupon bond.
(f)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by abrdn.
(g)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at December 31, 2022. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(h)	Perpetual maturity.
(i)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(j)	This issuer is in default and interest is not being accrued by the Fund, nor paid by the issuer.
(k)	This issuer has filed for bankruptcy protection in a São Paulo state court.

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2022
Currency Exposure Diversification	% of Total Investments†
USD	67.2%
MXN	6.3
JPY	5.4
EUR	3.9
BRL	3.8
MYR	3.0
ZAR	2.7
IDR	2.1
PLN	1.7
GBP	1.6
INR	1.6
PEN	1.6
COP	1.1
UYU	0.7
DOP	0.6
HUF	0.6
UAH	0.5
NZD	(0.1)
AUD	(1.0)
CAD	(3.3)
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DOP	Dominican Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
UAH	Ukrainian Hryvnia
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 51,858,936	$ —	$ 51,858,936	$ —
Foreign Corporate Bonds and Notes*	19,194,763	—	19,194,763	—
U.S. Government Bonds and Notes	18,697,271	—	18,697,271	—
Corporate Bonds and Notes*	472,669	—	472,669	—
Total Investments	90,223,639	—	90,223,639	—
Forward Foreign Currency Contracts	358,489	—	358,489	—
Total	$ 90,582,128	$—	$ 90,582,128	$—

LIABILITIES TABLE
	Total Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$ (1,003,827)	$ —	$ (1,003,827)	$ —

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Statement of Assets and Liabilities
December 31, 2022
ASSETS:
Investments, at value (Cost $108,263,772)	$ 90,223,639
Cash	7,203,322
Foreign currency (Cost $2,081)	2,181
Unrealized appreciation on forward foreign currency contracts	358,489
Due from broker	370,000
Receivables:
Investment securities sold	1,764,900
Interest	1,462,136
Interest reclaims	225,025
Prepaid expenses	13,130
Total Assets	101,622,822
LIABILITIES:
Outstanding loans	29,971,193
Unrealized depreciation on forward foreign currency contracts	1,003,827
Due to broker	169,295
Payables:
Investment securities purchased	2,376,077
Interest and fees on loans	115,258
Investment advisory fees	83,372
Audit and tax fees	69,078
Shareholder reporting fees	18,772
Deferred foreign capital gains tax	12,387
Administrative fees	9,184
Custodian fees	6,454
Transfer agent fees	3,108
Financial reporting fees	771
Trustees’ fees and expenses	13
Other liabilities	2,202
Total Liabilities	33,840,991
NET ASSETS	$67,781,831
NET ASSETS consist of:
Paid-in capital	$ 110,884,053
Par value	101,432
Accumulated distributable earnings (loss)	(43,203,654)
NET ASSETS	$67,781,831
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$6.68
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	10,143,247
See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Statement of Operations
For the Year Ended December 31, 2022
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $161,148)	$ 5,541,876
Other	3,880
Total investment income	5,545,756
EXPENSES:
Investment advisory fees	1,075,910
Interest and fees on loans	738,251
Audit and tax fees	69,281
Administrative fees	64,872
Shareholder reporting fees	60,770
Custodian fees	34,573
Listing expense	26,266
Legal fees	23,409
Transfer agent fees	19,211
Trustees’ fees and expenses	18,355
Financial reporting fees	9,250
Other	26,891
Total expenses	2,167,039
NET INVESTMENT INCOME (LOSS)	3,378,717
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(17,285,355)
Forward foreign currency contracts	773,147
Foreign currency transactions	(296,204)
Foreign capital gains tax	(2,496)
Net realized gain (loss)	(16,810,908)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,162,169)
Forward foreign currency contracts	(861,443)
Foreign currency translation	370,685
Deferred foreign capital gains tax	27,707
Net change in unrealized appreciation (depreciation)	(9,625,220)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(26,436,128)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,057,411)

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Statements of Changes in Net Assets
	Year Ended 12/31/2022	Year Ended 12/31/2021
OPERATIONS:
Net investment income (loss)	$ 3,378,717	$ 4,947,264
Net realized gain (loss)	(16,810,908)	2,550,576
Net increase from payment by the sub-advisor	—	4,120
Net change in unrealized appreciation (depreciation)	(9,625,220)	(16,616,018)
Net increase (decrease) in net assets resulting from operations	(23,057,411)	(9,114,058)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	(3,140,701)
Return of capital	(6,947,995)	(6,844,423)
Total distributions to shareholders	(6,947,995)	(9,985,124)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	15,965	46,002
Purchase of Common Shares pursuant to a tender offer (a)	—	(27,223,079)
Net increase (decrease) in net assets resulting from capital transactions	15,965	(27,223,079)
Total increase (decrease) in net assets	(29,989,441)	(46,322,261)
NET ASSETS:
Beginning of period	97,771,272	144,093,533
End of period	$ 67,781,831	$ 97,771,272
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	10,141,521	12,671,036
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	1,726	4,692
Common Shares purchased pursuant to a tender offer (a)	—	(2,534,207)
Common Shares at end of period	10,143,247	10,141,521

(a)	On January 14, 2021, the Fund commenced a tender offer for up to 20% of its outstanding Common Shares for cash at a price per share equal to 98% of the net asset value per share determined as of the close of the regular trading session of the NYSE on February 16, 2021 (the “Valuation Date”). The Fund’s tender offer expired at 5:00 p.m. New York City time on Friday, February 12, 2021. Because the Fund’s tender offer was oversubscribed, the Fund repurchased 2,534,207 (20%) of its outstanding Common Shares on a pro-rata basis based on the number of shares properly tendered.
See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Statement of Cash Flows
For the Year Ended December 31, 2022
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(23,057,411)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(47,406,120)
Sales, maturities and paydown of investments	66,187,897
Net amortization/accretion of premiums/discounts on investments	(119,343)
Net realized gain/loss on investments	17,285,355
Net change in unrealized appreciation/depreciation on investments	9,162,169
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	861,443
Changes in assets and liabilities:
Decrease in interest receivable	650,862
Decrease in interest reclaims receivable	111,120
Increase in due from broker	(370,000)
Increase in prepaid expenses	(10,437)
Increase in interest and fees payable on loans	88,235
Increase in due to broker	129,295
Decrease in investment advisory fees payable	(35,392)
Decrease in audit and tax fees payable	(47)
Increase in shareholder reporting fees payable	3,067
Decrease in administrative fees payable	(3,269)
Decrease in custodian fees payable	(1,533)
Decrease in transfer agent fees payable	(3,054)
Decrease in trustees’ fees and expenses payable	(35)
Decrease in deferred foreign capital gains tax	(27,707)
Increase in other liabilities payable	2,202
Cash provided by operating activities		$23,447,297
Cash flows from financing activities:
Proceeds from Common Shares reinvested	15,965
Distributions to Common Shareholders from return of capital	(6,947,995)
Repayment of borrowings	(11,700,000)
Effect of exchange rate changes on Euro Loans (a)	(513,097)
Cash used in financing activities		(19,145,127)
Increase in cash and foreign currency (b)		4,302,170
Cash and foreign currency at beginning of period		2,903,333
Cash and foreign currency at end of period		$7,205,503
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$650,016

(a)	This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.
(b)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(142,412), which does not include the effect of exchange rate changes on Euro borrowings.

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 9.64	$ 11.37	$ 11.93	$ 11.07	$ 12.94
Income from investment operations:
Net investment income (loss)	0.33	0.44	0.45	0.65	0.69
Net realized and unrealized gain (loss)	(2.60)	(1.27) (a)	(0.06)	1.09	(1.70)
Total from investment operations	(2.27)	(0.83)	0.39	1.74	(1.01)
Distributions paid to shareholders from:
Net investment income	—	(0.30)	(0.42)	(0.39)	(0.54)
Return of capital	(0.69)	(0.65)	(0.54)	(0.49)	(0.34)
Total distributions paid to Common Shareholders	(0.69)	(0.95)	(0.96)	(0.88)	(0.88)
Common Share repurchases	—	—	0.01	0.00 (b)	0.02
Tender offer purchases	—	0.05	—	—	—
Net asset value, end of period	$6.68	$9.64	$11.37	$11.93	$11.07
Market value, end of period	$6.00	$9.62	$10.55	$11.19	$9.38
Total return based on net asset value (c)	(23.23)%	(6.96)% (a)	4.84%	17.09%	(6.85)%
Total return based on market value (c)	(30.91)%	0.07%	3.71%	29.74%	(12.42)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 67,782	$ 97,771	$ 144,094	$ 152,154	$ 141,376
Ratio of total expenses to average net assets	2.93%	2.29%	2.53%	2.88%	2.81%
Ratio of total expenses to average net assets excluding interest expense	1.93%	1.89%	2.00%	1.77%	1.82%
Ratio of net investment income (loss) to average net assets	4.57%	4.53%	4.13%	5.60%	5.88%
Portfolio turnover rate	47%	44%	39%	42%	58%
Indebtedness:
Total loans outstanding (in 000’s)	$ 29,971	$ 42,184	$ 53,514	$ 60,572	$ 60,799
Asset coverage per $1,000 of indebtedness (d)	$ 3,262	$ 3,318	$ 3,693	$ 3,512	$ 3,325

(a)	The Fund received a reimbursement from the sub-advisor in the amount of $4,120 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(b)	Amount is less than $0.01.
(c)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022
1. Organization
First Trust/abrdn Global Opportunity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 2, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FAM” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the most recent price provided by a pricing service;
2)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
3)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
4)	the type, size and cost of the security;
5)	the financial statements of the issuer or the financial condition of the country of issue;
6)	the credit quality and cash flow of the issuer, or country of issue, based on abrdn Inc.’s (“abrdn” or the “Sub-Advisor”) or external analysis;
7)	the information as to any transactions in or offers for the security;
8)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
9)	the coupon payments;
10)	the quality, value and salability of collateral, if any, securing the security;
11)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
12)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
13)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2022, is included with the Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Fund’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Fund.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Withholding taxes and tax reclaims on foreign interest have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At December 31, 2022, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of December 31, 2022, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022
Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
OAS Finance Ltd., 8.88%	4/18/2013	$1,550,000	$0.75	$1,550,000	$11,625	0.02%
OAS Investments GmbH, 8.25%, 10/19/19	10/12/2012	460,000	0.75	460,000	3,450	0.01
Sovcombank Via SovCom Capital DAC, 7.75%	2/19/2020	500,000	8.84	511,643	44,191	0.07
				$2,521,643	$59,266	0.10%
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022
default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At December 31, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 358,489	$ —	$ 358,489	$ (358,489)	$ —	$ —
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (1,003,827)	$ —	$ (1,003,827)	$ 358,489	$ —	$ (645,338)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
G. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
Permanent differences incurred during the fiscal year ended December 31, 2022, primarily as a result of the differing book and tax treatment on realization of foreign currency gains (losses) and reclass of premium outstanding, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $1,332,324, an increase in accumulated realized gain (loss) on investments by $2,769,958 and a decrease to paid-in-capital of $1,437,634. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain(loss), and unrealized appreciation(depreciation). Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2022 and 2021, was as follows:

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022
Distributions paid from:	2022	2021
Ordinary income	$—	$3,140,701
Capital gains	—	—
Return of capital	6,947,995	6,844,423
As of December 31, 2022, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(26,165,221)
Net unrealized appreciation (depreciation)	(16,912,262)
Total accumulated earnings (losses)	(43,077,483)
Other	(126,171)
Paid-in capital	110,985,485
Total net assets	$67,781,831
H. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statement of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statement of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by the Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022
Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note, the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2022, the Fund had $26,165,221 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2022, the Fund did not incur any net late year ordinary or capital loss.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of December 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of December 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$109,171,614	$619,639	$(20,212,952)	$(19,593,313)
I. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
abrdn serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
During the fiscal year ended December 31, 2021, the Fund received a reimbursement from the Sub-Advisor of $4,120 in connection with a trade error.
abrdn, an SEC registered investment advisor, is an indirect wholly-owned subsidiary of abrdn plc. abrdn plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022
Computershare, Inc. (”Computershare“) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of investments, other than U.S. government obligations and short-term obligations, for the fiscal year ended December 31, 2022, were $39,806,172 and $65,358,678, respectively. The cost of purchases and proceeds from sales of U.S. government obligations, for the fiscal year ended December 31, 2022, were $9,192,493 and $1,616,711, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at December 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 358,489	Unrealized depreciation on forward foreign currency contracts	$ 1,003,827
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$773,147
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(861,443)
During the fiscal year ended December 31, 2022, the notional values of forward foreign currency contracts opened and closed were $538,255,389 and $530,719,863, respectively.
6. Borrowings
The Fund has a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). The total commitment under the facility is up to $35,000,000. Prior to December 16, 2022, the total commitment under the facility was $50,000,000. As of December 31, 2022, the Fund had three loans outstanding under the revolving credit facility totaling $29,971,193, which approximates fair value, under the credit agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The three loans, which are all LIBOR

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022
loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $16,600,000, $5,300,000 and $8,071,193 (the U.S. Dollar equivalent of a €7,540,000 loan). For the fiscal year ended December 31, 2022, the average amount outstanding was $33,507,217. The high and low annual interest rates during the fiscal year ended December 31, 2022 were 5.67% and 0.80%, respectively, and the average weighted average interest rate was 2.18%. The weighted average interest rate at December 31, 2022 was 4.93%. The interest rate under the credit facility is equal to the 1-month LIBOR plus 0.95%. Prior to December 16, 2022, the interest rate under the credit facility was equal to the 1-month LIBOR plus 0.80%. The Fund pays a commitment fee of 0.25% on any day that the loan balances are less than 75% of the total commitment or 0.15% in all other events. These fees are included in “Interest and fees on loans” on the Statement of Operations. The revolving credit facility is scheduled to expire on December 15, 2023, but can be renewed annually.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Tender Offer
As previously announced, the Fund conducted a tender offer for up to 20% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined as of the close of the regular trading session of the NYSE on February 16, 2021 (the ”Valuation Date“). The Fund’s tender offer expired at 5:00 p.m. New York City time on Friday, February 12, 2021.
Since the Fund’s tender offer was oversubscribed, the Fund purchased 20% of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered (Pro-Ration Factor). The final results of the tender offer are provided in the table below.
Number of Shares Tendered	Number of Tendered Shares to be Purchased	Pro-Ration Factor	Purchase Price (98% of NAV on Expiration Date)	Number of Outstanding Shares after Tender Offer
5,450,859	2,534,207	46.50%	$ 10.7604	10,136,829
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust/abrdn Global Opportunity Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust/abrdn Global Opportunity Income Fund (formerly known as First Trust/Aberdeen Global Opportunity Income Fund) (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 24, 2023
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended December 31, 2022, none qualified for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
The Fund met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $5,257,757 (representing a total of $0.52 per share). The amount of foreign tax paid to such countries is $162,163 (representing a total of $0.02 per share).
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of May 2, 2022, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 18, 2022. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust/abrdn Global Opportunity Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2025. The number of votes cast in favor of Mr. Bowen was 6,108,143 and the number of votes withheld was 308,082. The number of votes cast in favor of Mr. Nielson was 6,101,916 and the number of votes withheld was 314,309. Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, and Robert F. Keith are the other current and continuing Trustees.

Investment Objectives, Policies, Risks and Effects of Leverage
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended December 31, 2022. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s primary objective is to seek a high level of current income. As a secondary objective, the Fund will seek capital appreciation.
Principal Investment Policies
The Fund will pursue its objectives by investing in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. Investments in government debt may also include bonds issued by countries considered to be emerging markets.
Under normal market conditions, the Fund invests substantially all of its “Managed Assets” in a diversified portfolio of fixed-income securities, including government and corporate bonds, of U.S. and non-U.S. issuers. Under normal market conditions, the Fund invests in securities of issuers in at least three countries (in addition to the United States), however, securities of issuers in a single country will not exceed 30% of the Fund’s Managed Assets.
The Fund has no stated maturity strategy. Rather, the Sub-Advisor invests in securities of various maturities which it believes offer income and total return opportunities to the Fund. Allocation between investment grade and below-investment grade securities will vary according to relative value and opportunity identified by the Sub-Advisor. The Fund’s portfolio positions will be undertaken according to the quality of their risk-adjusted potential return.
The Fund invests at least 60% of its Managed Assets in securities issued by government, government-related and supranational issuers (“government debt”). At least 25% of the Fund’s Managed Assets will be invested in U.S. dollar-denominated securities or non-U.S. dollar-denominated securities that have been fully hedged into U.S. dollars. Government debt includes: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union.
The Fund:
•	May invest up to 40% of its Managed Assets in corporate debt obligations.
o	Corporate debt bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain corporate bonds are “perpetual” in that they have no maturity date. The Fund may invest in non-U.S. corporate bonds which involve unique risks compared to investing in the securities of U.S. issuers.
•	May invest up to 60% of its Managed Assets in securities rated below “Baa3” by Moody’s Investment Service, inc. (“Moody’s”) below “BBB-” by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality.
o	The Fund may invest in high yield securities of any rating. However, the Fund will not invest more than 15% of its Managed Assets in securities rated below “B-” by Moody’s and/or S& P.
•	May invest up to 15% of its Managed Assets in asset-backed securities.
o	Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. Losses or delays in payment may result if the credit support or enhancement is exhausted because the required payments of principal and interest on the underlying assets

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022 (Unaudited)
are not made. The value of these securities may also change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or fund providing the credit support or enhancement.
•	May invest up to 35% of its Managed Assets in credit linked notes (“Credit Linked Notes”), provided such securities are issued by an institution with at least an “A” credit rating by Moody’s and/or S&P.
o	Credit Linked Notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of a specified borrower company or companies (the “Reference Issuer”). Credit Linked Notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These notes pay an enhanced coupon to the investor for taking on the added credit risk of the Reference Issuer.
•	May invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). However, restricted securities determined by the Sub-Advisor, under the supervision of the Board of Trustees, to be illiquid are subject to the limitations set forth above.
•	May invest up to 5% of its Managed Assets in non-deliverable forward foreign exchange contracts for purposes of hedging.
•	May invest up to 10% of its Managed Assets in forward foreign exchange contracts (both deliverable and non-deliverable).
To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.
Unless otherwise stated, all investment restrictions above apply at the time of purchase and the Fund will not be required to reduce a position due solely to market value fluctuations.
“Managed Assets” means the gross asset value of the Fund (including assets attributable to the Fund’s Preferred Shares (defined below), if any, and the principal amount of borrowings) minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of preferred shares of beneficial interest (“Preferred Shares”) is not treated as a liability.
The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval. The remainder of the Fund’s foregoing investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide investors with at least 60 days’ prior notice of any change in the Fund’s investment strategy. There can be no assurance that the Fund’s investment objectives will be achieved.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1. With respect to 75% of its total assets, purchase any securities if, as a result, more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;
2. Purchase any security if, as a result of the purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities;
3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;
4. Issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above, or (iv) pursuant to a Securities and Exchange Commission exemptive order;

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022 (Unaudited)
5. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;
6. Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;
7. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities; and
8. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).
For the purpose of applying the limitation set forth in subparagraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.
The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (1) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (2) more than 50% of the Fund’s shares, whichever is less.

Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Africa Risk. The Fund may invest in African issuers. A fund that invests in securities issued by African issuers is subject to certain risks specifically associated with investments in the securities of African issuers. Investing in the economies of African countries involves risks not typically associated with investments in securities of issuers in more developed economies, countries or geographic regions that may negatively affect the value of investments in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest or widespread outbreaks of disease. The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than markets located in more developed economies, countries or geographic regions. Securities markets in African countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on African securities markets may be suspended altogether. Certain governments in African countries may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investment by foreign investors; may limit the amount of investment by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of those

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022 (Unaudited)
countries; and/or may impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries.

Asia Risk. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.

Asset-Backed Securities Risk. Asset-backed securities are debt securities typically created by buying and pooling loans or other receivables other than mortgage loans and creating securities backed by those similar type assets. Asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk, prepayment risk and valuation risk, as well as risk of default on the underlying assets. Rising interest rates tend to extend the duration of such securities, making them more sensitive to losses in value resulting from increases in interest rates. These securities are generally not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing credit enhancement.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness, and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Credit Linked Notes Risk. Credit linked notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as “reference securities.” Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The market for credit linked notes may suddenly become illiquid. Changes in liquidity may

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022 (Unaudited)
result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, risk of market closure or manipulation, limited reliable access to capital, dependence on international trade or development assistance, overburdened infrastructures and environmental problems. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risks associated with custody of securities. In addition, because the Public Company Accounting Oversight Board is generally restricted from inspecting the audit work and practices of registered accountants in certain emerging market countries there is the risk that material accounting and financial information about issuers in such countries may be unavailable or unreliable.
Shareholder claims that are available in the U.S. may be less reliable in emerging market countries, and claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. The limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective.

Europe Risk. The Fund is subject to certain risks associated specifically with investments in securities of European issuers, in addition to the risks associated with investments in non-U.S. securities generally. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (“EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached whereby the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Trade between the United Kingdom and the EU is highly integrated through supply chains and trade in services, as well as through multinational companies. The United Kingdom’s departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Fixed Income Securities Risk. An investment in fixed income securities is subject to certain risks, including:
•	Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022 (Unaudited)
with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.
•	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. Similarly, the yield-to-maturity of a security assumes that all coupons are reinvested at the prevailing rate. If rates fall, the actual yield realized on the security may be lower as the security’s coupons are reinvested at lower yields.

Forward Foreign Currency Exchange Contracts Risk. The Fund may use forward foreign currency exchange contracts for both hedging and investment purposes. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable forward foreign currency exchange contracts (“NDFs”). NDFs are similar to other forward foreign currency exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement.
Forward foreign currency exchange contracts involve certain risks, including foreign currency risk, the risk of failure of the counterparty to perform its obligations under the contract, and liquidity risk. For example, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will be able to roll-over a forward currency exchange contract upon its expiration if it desires to do so. In addition, the principals who deal in the forward markets are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Successful use of forward foreign currency exchange contracts depends on the portfolio manager’s skill in analyzing and predicting currency values, among other factors. Forward contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund.
When used for hedging purposes, the Fund is subject to the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The projection of short-term currency market movements can be extremely difficult, and the successful execution of a hedging strategy can be highly uncertain.

Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.

Government Securities Risk. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of such commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022 (Unaudited)
factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.
The Fund’s investments in non-U.S. government securities have additional risks and considerations that may not typically be associated with investments in U.S. government securities. Economies and social and political climates in individual countries may differ, and may differ unfavorably, from that of the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative.

Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Latin America Risk. The Fund is subject to certain risks specifically associated with investments in the securities of Latin American issuers. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. International economic conditions, particularly those in the United States, Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. Investments in Latin American countries may be subject to currency risks, such as restrictions on the flow of money in and out of a country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of investments in Latin American companies. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The governments of many Latin American countries may also exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Securities of companies in Latin America may also be subject to significant price volatility.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022 (Unaudited)
and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions and differing legal standards; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.
Recent developments in relations between the U.S. and China had heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on global markets, including the economy of Asian countries, and a commensurately negative impact on the Fund.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust, abrdn Inc.(“abrdn”) and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and abrdn currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to abrdn) for investment advisory and

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022 (Unaudited)
management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and abrdn have a financial incentive to leverage the Fund.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain debt securities trading. Debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Effects of Leverage
The aggregate principal amount of borrowings under the credit facility (the “Credit Facility”) with The Bank of Nova Scotia represented approximately 30.66% of Managed Assets as of December 31, 2022. Asset coverage with respect to the borrowings under the Credit Facility was 326.16% and the Fund had $5,028,807 of unutilized funds available for borrowing under the Credit Facility as of that date. As of December 31, 2022, the maximum commitment amount of the Credit Facility was $35,000,000. The interest rate under the Credit Facility is equal to the 1-month LIBOR plus 0.95%. As of December 31, 2022, the Fund had $29,971,193 outstanding under the Credit Facility. The Fund pays a commitment fee of 0.25% on any day that the loan balances are less than 75% of the total commitment or 0.15% in all other events. As of December 31, 2022, the approximate average annual interest and fee rate was 4.96%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 4.96%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 1.52% .
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes leverage representing 30.66% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 4.96%.
Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-16.61%	-9.40%	-2.19%	5.02%	12.23%
Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Board of Trustees and Officers
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	222	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	222	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	222	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	222	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	222	None
(1)	Currently, Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2025 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term• Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	222	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since December 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Currently, Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2025 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust/abrdn Global Opportunity Income Fund (FAM)
December 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $53,000 for 2021 and $55,000 for 2022.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2021 and $0 for 2022.

Audit-Related Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2021 and $0 for 2022.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for 2021 and $16,250 for 2022. These fees were for tax consultation and/or tax return preparation.

Tax Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor were $0 for 2021 and $0 for 2022.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2021 and $0 for 2022.

All Other Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2021 and $0 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for 2021 were $5,200 and $16,500 for the registrant and the registrant’s investment advisor, respectively and for 2022 were $16,250 and $0 for the registrant and the registrant’s investment advisor, respectively.
(h)	The registrant’s audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Denise M. Keefe, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A description of the policies and procedures used to vote proxies on behalf of the Fund is attached as an exhibit.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of March 10, 2023

abrdn Inc. (“abrdn” or the “Sub-Advisor”), a Securities and Exchange Commission registered investment advisor, is an indirect wholly-owned subsidiary of abrdn plc. abrdn plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world. Investment decisions for the Fund are made by abrdn using a team approach and not by any one individual. By making team decisions, abrdn seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. abrdn does not employ separate research analysts. Instead, abrdn’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which abrdn invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.

Brett Diment

Head of Global Emerging Market Debt

Mr. Diment is the Head of Global Emerging Market Debt and joined abrdn following the acquisition of Deutsche Asset Management (“Deutsche”) in 2005. He is responsible for the day-to-day management of the Emerging Market Debt Team and portfolios. Mr. Diment had been at Deutsche since 1991 as a member of the Fixed Income group and served as Head of the Emerging Debt Team there from 1999 until its acquisition by abrdn.

Max Wolman

Investment Director, Emerging Market Debt

Mr. Wolman is an Investment Director on the Emerging Market Debt Team and has been with abrdn since January 2001. Mr. Wolman originally specialized in currency and domestic debt analysis but is now responsible for a wide range of emerging debt analysis including external and corporate issuers. Mr. Wolman is a member of the Emerging Market Debt Investment Committee at abrdn and is also responsible for the daily implementation of the investment process.

Edwin Gutierrez

Head of Emerging Market Sovereign Debt

Mr. Gutierrez is the Head of Emerging Market Sovereign Debt. Mr. Gutierrez joined abrdn via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005, where he held the same role since joining Deutsche in 2000.

James Athey

Investment Director, Rates Management

Mr. Athey is an Investment Director on the Rates Management Team (Global & European Rates – Fixed Income). Mr. Athey joined abrdn via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income business in 2005, where he had been since 2001, initially on the Graduate Recruitment Program.

Patrick O’Donnell

Senior Investment Manager, Rates Management

Mr. O’Donnell is a Senior Investment Manager on the Rates Management Team (Global & European Rates – Fixed Income) and joined abrdn in 2005 through the Graduate Recruitment Program.

Kevin Daly

Investment Director, Emerging Markets Debt

Mr. Daly is an Investment Director on the Emerging Market Debt team and joined abrdn in 2007. Prior to joining abrdn, Mr. Daly worked at Standard & Poor’s in London and Singapore where he was as a Credit Market Analyst covering global emerging debt.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Information provided as of December 31, 2022

Name of Portfolio Manager or Team Member	Type of Accounts***	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. Brett Diment	Registered Investment Companies:	3	$1,232,510,646	0	$0
	Other Pooled Investment Vehicles:	32	$5,554,817,819	0	$0
	Other Accounts:	14	$4,961,920,964	1	$249,297,509

2. Max Wolman	Registered Investment Companies:	3	$1,232,510,646	0	$0
	Other Pooled Investment Vehicles:	32	$5,554,817,819	0	$0
	Other Accounts:	14	$4,961,920,964	1	$249,297,509

3. Edwin Gutierrez	Registered Investment Companies:	3	$1,232,510,646	0	$0
	Other Pooled Investment Vehicles:	32	$5,554,817,819	0	$0
	Other Accounts:	14	$4,961,920,964	1	$249,297,509

4. James Athey	Registered Investment Companies:	1	$60,931,179	0	$0
	Other Pooled Investment Vehicles:	15	$3,113,981,634	0	$0
	Other Accounts:	16	$10,201,796,165	0	$56,235,445

5. Patrick O’Donnell	Registered Investment Companies:	1	$60,931,179	0	$0
	Other Pooled Investment Vehicles:	15	$3,113,981,634	0	$0
	Other Accounts:	16	$10,201,796,165	0	$56,235,445

6. Kevin Daly	Registered Investment Companies:	3	$1,232,510,646	0	$0
	Other Pooled Investment Vehicles:	32	$5,554,817,819	0	$0
	Other Accounts:	14	$4,961,920,964	1	$249,297,509

Potential Conflicts of Interests

As of December 31, 2021

CONFLICTS OF INTEREST

Conflicts of Interest may arise, in the course of providing a service, where there may be a risk of damage to the interests of a client. In accordance with legal requirements in the various jurisdictions in which we operate, abrdn have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where abrdn does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

abrdn or any other party to whom it may have delegated its functions, may in its absolute discretion, effect transactions in which it or any of its affiliated companies has, directly or indirectly, a material interest, or a relationship of any description with another party which may involve a potential conflict with abrdn’s duty to its client. abrdn ensures that such transactions are effected on terms which are not materially less favorable to the client than if the potential conflict had not existed.

Such potential conflicting interests or duties may, inter alia, arise because:

•	abrdn or an affiliated company undertakes an activity that is regulated by a relevant regulator for other clients including its affiliated companies (and the clients of affiliated companies)
•	a Director or Employee of abrdn, or of an affiliated company, is a director of, holds or deals in securities of, or is otherwise interested in, any company whose securities are held or dealt in on behalf of a client
•	a transaction is effected in securities issued by an affiliated company or the client of an affiliated company
•	a transaction is effected in securities in respect of which abrdn or an affiliated company may benefit from a commission, fee, mark-up or mark-down payable otherwise than by the client, and abrdn may be remunerated by the counterparty to any such transaction
•	abrdn deals on behalf of the client with, or in the securities of, an affiliated company
•	abrdn acts as agent for the client in relation to transactions in which it is also acting as agent for the account of other clients and/or affiliated companies
•	abrdn, acting as principal, sells to or purchases currency from the client and, in exceptional circumstances, deals in securities as principal with the client
•	a transaction is effected in units or shares of connected investment trusts, unit trusts, open ended investment companies or of any company of which abrdn or an affiliated company is the manager, authorized corporate director, operator, banker, adviser, custodian, administrator, trustee or depositary
•	abrdn effects transactions involving placings and/or new issues with an affiliated company who may be acting as principal or receiving agent’s commission
•	a transaction is effected in securities of a company for which abrdn or an affiliated company has underwritten, or managed or arranged an issue or offer for sale within the previous 12 months
•	abrdn or an affiliated company receives remuneration or other benefits by reason of acting in corporate finance or similar transactions involving a company whose securities are held by the client
•	a transaction is effected in securities in respect of which abrdn or an affiliated company, or a Director or Employee of abrdn or an affiliated company, is contemporaneously trading or has traded on its own account or has either a long or short position
•	abrdn acting as agent for the client, matches an order of the client with an order of another client for whom it is acting as agent
•	abrdn effects transactions in investments, the prices of which are being or have been, stabilized by transactions involving an affiliated company.

At abrdn, existing and potential conflicts of interest are recorded and reviewed by Risk & Compliance to ensure that internal procedures are sufficient to manage a particular conflict.

Please also refer to our Form ADV Part II for additional information regarding Conflict of Interest.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of December 31, 2022

abrdn Remuneration Language

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders. abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default abrdn plc shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds, managed by abrdn, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pay’s attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged, and trading-oriented managers will thus find it difficult to thrive in the abrdn environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (MOU) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

Equities-specific Remuneration

We have implemented a clear performance measurement framework to help drive consistency and transparency across the equity division and also clearly link individual’s performance and contribution to the success of their relevant strategies, desk and key stakeholders. The framework covers four key areas:

•	Investment excellence – quantitative and qualitative assessment of research, strategy performance and information ratio (from a team and individual perspective)
•	Collaboration – contribution to peer review within the team and insight sharing across asset classes
•	Client engagement – information and support
•	Commerciality – primarily for team leaders; stewardship of team assets, profitability and stakeholder alignment.
•	ESG - qualitative informed by various inputs including peer and stakeholder feedback.

The framework is heavily skewed to investment excellence and team collaboration for the majority of investment personnel, which reinforces our organizational structure and objective of delivering positive outcomes for our clients and stakeholders.

Annual remuneration over a set threshold includes a significant deferral into shares of our parent company or into internally-run funds in order to align our portfolio managers with the objectives of their clients and the organization.

More information of the firm’s remuneration policy can be found via the following link:

https://www.abrdn.com/corporate/about-us/our-leadership-team/remuneration-disclosure

(a)(4)	Disclosure of Securities Ownership

The information below is as of December 31, 2021

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Brett Diment	None
Max Wolman	None
Edwin Guiterrez	None
James Athey	None
Patrick O’Donnell	None
Kevin Daly	None
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies required by Item 7 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust/Aberdeen Global Opportunity Income Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date:	March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date:	March 10, 2023

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date:	March 10, 2023

* Print the name and title of each signing officer under his or her signature.